SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Jazz Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

EXPLANATORY NOTE: On October 23, 2009, Jazz Pharmaceuticals, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) relating to the annual meeting of stockholders of the Company to be held on December 15, 2009. This Schedule 14A is being filed solely for the purpose of including Lehman Brothers Holdings Inc. and its affiliated entities (collectively, “Lehman Holdings”) in the table entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 23 of the Proxy Statement. At the time of the filing of the Proxy Statement with the SEC, the Company erroneously believed that Lehman Holdings had ceased to have beneficial ownership of more than five percent of the Company’s common stock. Accordingly, the table entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 23 of the Proxy Statement is hereby amended as set forth below solely to include Lehman Holdings in such table:

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Jazz Pharmaceuticals’ common stock as of October 1, 2009, (except as noted) by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table (referred to in this proxy statement as our “named executive officers”); (iii) all executive officers and directors of Jazz Pharmaceuticals as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership(2)
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total
5% Stockholders:
Entities affiliated with Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street, Suite 4200 New York, NY 10019
KKR JP LLC(3)	10,504,338	33.26%
KKR JP III LLC(3)	36,445	*
KKR Financial Holdings III, LLC(4)	70,156	*
Entities affiliated with Longitude Capital Management Co., LLC(5) 800 El Camino Real, Suite 220 Menlo Park, CA 94025	2,993,601	9.37%
Bridger Management, LLC(6) 90 Park Avenue, 40th Floor New York, NY 10016	2,667,050	8.61%
Entities affiliated with Thoma Cressey Bravo, Inc.(7) Sears Tower, 92nd Floor 22 South Wacker Drive Chicago, IL 60606	2,432,487	7.81%
Entities affiliated with Versant Ventures(8) 3000 Sand Hill Road, #4-210 Menlo Park, CA 94025	1,663,392	5.34%
Lehman Brothers Holdings Inc. and affiliated entities(9) 1271 Avenue of the Americas New York, New York 10020	1,683,510	5.26%
Entities affiliated with Beecken Petty O’Keefe & Company(10) 131 Dearborn Street, Suite 2800 Chicago, Il 60603	1,621,659	5.22%
Named Executive Officers and Directors:
Bruce C. Cozadd(11)	534,026	1.69%
Samuel R. Saks, M.D.(12)	263,226	*
Robert M. Myers(13)	427,225	1.36%
Matthew K. Fust(14)	39,069	*
Carol A. Gamble(15)	135,016	*
Samuel D. Colella(16)	1,690,631	5.43%

Bryan C. Cressey(17)	2,454,987	7.88%
Patrick G. Enright(18)	3,001,359	9.40%
Michael W. Michelson(19)	15,211	*
James C. Momtazee(20)	12,836	*
Kenneth W. O’Keefe(21)	1,661,271	5.34%
Alan M. Sebulsky(22)	57,527	*
James B. Tananbaum, M.D.(23)	1,532,645	4.93%
Nathaniel M. Zilkha(24)	10,730	*
All directors and executive officers as a group (17 persons)(25)	12,088,102	36.22%

*	Represents beneficial ownership of less than 1%.

(1)

Unless otherwise provided in the table above or in the notes below, the address for each of the beneficial owners listed is c/o Jazz Pharmaceuticals, Inc., 3180 Porter Drive, Palo Alto, California 94304.

(2)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission, or the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 30,988,262 shares outstanding on October 1, 2009, adjusted as required by rules promulgated by the SEC. The number of shares beneficially owned includes shares of common stock issuable pursuant to the exercise of stock options that are exercisable within 60 days of October 1, 2009, as well as shares credited to individual non-employee director phantom stock accounts under our Directors Deferred Compensation Plan as of October 1, 2009. Amounts credited to individual non-employee director phantom stock accounts under our Directors Deferred Compensation Plan are payable solely in shares of our common stock, but such shares do not have current voting or investment power. Shares issuable pursuant to our Directors Deferred Compensation Plan and shares issuable pursuant to the exercise of stock options that are exercisable within 60 days of October 1, 2009 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Consists of 9,906,501 shares and warrants to purchase 597,837 shares held by KKR JP LLC, and 36,445 shares held by KKR JP III LLC. All of the outstanding equity interests of KKR JP LLC are owned directly by KKR Millennium Fund L.P. KKR Associates Millennium L.P. is the general partner of KKR Millennium Fund L.P. KKR Millennium GP LLC is the general partner of KKR Associates Millennium L.P. Each of KKR Fund Holdings L.P. (as the designated member of KKR Millennium GP LLC); KKR Fund Holdings GP Limited (as a general partner of KKR Fund Holdings L.P.); KKR Group Holdings L.P. (as the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P.); KKR Group Limited (as the general partner of KKR Group Holdings L.P.); KKR & Co. L.P. (as the sole shareholder of KKR Group Limited); and KKR Management LLC (as the general partner of KKR & Co. L.P.) may be deemed to be the beneficial owner of the securities held by KKR JP LLC. All of the outstanding equity interests of KKR JP III LLC are owned directly by KKR Partners III, L.P. KKR III GP LLC is the general partner of KKR Partners III, L.P. The entities named in this Note (3) are sometimes referred to as the KKR Entities. As the designated members of KKR Management LLC and the managing members of KKR III GP LLC, Messrs. Henry R. Kravis and George R. Roberts may be deemed to be the beneficial owner of the securities held by KKR JP LLC and KKR JP III LLC. Each of Messrs. Kravis and Roberts disclaims beneficial ownership of such securities. Michael W. Michelson is an executive of Kohlberg Kravis Roberts & Co. L.P. and/or one or more of its affiliates and disclaims beneficial ownership of any shares beneficially owned by the KKR Entities. The address of the KKR Entities and Mr. Kravis is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, Suite 4200, New York, NY 10019. The address of Messrs. Roberts, Michelson, Momtazee and Zilkha is 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(4)

Consists of 70,156 shares that KKR Financial Holdings III, LLC has the right to acquire through the exercise of a warrant. All of the outstanding equity interests of KKR Financial Holdings III, LLC are owned by KKR Financial Holdings LLC. KKR Financial Advisors LLC is the manager of KKR Financial Holdings LLC. Kohlberg Kravis Roberts & Co. (Fixed Income) LLC is the sole member of KKR Financial Advisors LLC. Kohlberg Kravis Roberts & Co. L.P. holds all of the outstanding equity interests in Kohlberg Kravis Roberts & Co. (Fixed Income) LLC. Each of KKR Management Holdings L.P. (as the general partner of Kohlberg Kravis Roberts & Co. L.P.); KKR Management Holdings Corp. (as the general partner of KKR Management Holdings L.P.); KKR Group Holdings L.P. (as the sole shareholder of KKR Management Holdings Corp.); KKR Group Limited (as the general partner of KKR Group Holdings L.P.); KKR & Co. L.P. (as the sole shareholder of KKR Group Limited); and KKR Management LLC (as the general partner of KKR & Co. L.P.) may be deemed to be the beneficial owner of the securities held by KKR Financial Holdings III, LLC. As the designated members of KKR Management LLC, Messrs. Henry R. Kravis and George R. Roberts may be deemed to be the beneficial owner of the securities held by KKR Financial Holdings III, LLC. Each of Messrs. Kravis and Roberts disclaims beneficial ownership of such securities. Michael W. Michelson, James C. Momtazee and Nathaniel M. Zilkha are members of our Board of Directors and are executives of Kohlberg Kravis Roberts & Co. L.P. and/or one or more of its affiliates. Each of Messrs. Michelson, Momtazee and Zilkha disclaims beneficial ownership of any shares beneficially owned by the KKR Entities. The address of KKR Financial Holdings III, LLC, KKR Financial Holdings LLC, KKR Financial Advisors LLC and KKR Financial LLC is 555 California Street, 50th Floor, San Francisco CA 94104.

(5)

Consists of 2,005,539 shares and warrants to acquire 929,243 shares held by Longitude Venture Partners, L.P. and 40,195 shares and warrants to acquire 18,624 shares held by Longitude Capital Associates, L.P. Mr. Enright is a managing member of Longitude Capital Partners, LLC, the sole general partner of each of Longitude Venture Partners, L.P. and Longitude Capital Associates, L.P., or the Longitude Funds, and is deemed to have shared voting and investment power over the shares held by Longitude Capital and its affiliated entities. Mr. Enright disclaims beneficial ownership of the shares held by the Longitude Funds, except to the extent of his pecuniary interest therein.

(6)

Based upon a Schedule 13G filed with the SEC on February 13, 2009 by Bridger Management, LLC on behalf of itself, Swiftcurrent Offshore, Ltd. and Roberto Mignone, reporting beneficial ownership as of February 13, 2009. According to the Schedule 13G filed by Bridger Management, LLC, 2,667,050 of the shares are beneficially owned by Roberto Mignone in his capacity as managing member of Bridger Management, LLC as a result of the purchase of such shares by certain accounts managed by Bridger Management, LLC. Swiftcurrent Offshore, Ltd., an account managed by Bridger Management, LLC, beneficially owns 1,560,250 of the shares. The Schedule 13G filed by Bridger Management, LLC provides information only as of February 13, 2009 and, consequently, the beneficial ownership of above-mentioned reporting persons may have changed between February 13, 2009 and October 1, 2009.

(7)

Consists of 2,259,250 shares and a warrant to acquire 135,841 shares held by Thoma Cressey Fund VII, LP and 35,275 shares and a warrant to acquire 2,121 shares held by Thoma Cressey Friends Fund VII, LP. Mr. Cressey is a partner of Thoma Cressey Equity Partners, the sponsor of these entities, the Thoma Cressey Funds, and is deemed to have shared voting and investment power over the shares held by Thoma Cressey Equity Partners and its affiliated entities. Mr. Cressey disclaims beneficial ownership of the shares held by the Thoma Cressey Funds, except to the extent of each of their pecuniary interest therein.

(8)

Consists of 1,488,676 shares and a warrant to acquire 129,613 shares held by Versant Venture Capital II, L.P., 28,260 shares and a warrant to acquire 2,464 shares held by Versant Affiliates Fund II-A, L.P. and 13,247 shares and a warrant to acquire 1,132 shares held by Versant Side Fund II, L.P. Mr. Colella is a managing member of Versant Ventures II, LLC, which is the general partner of each of Versant Venture Capital II, L.P., Versant Affiliates Fund II-A, L.P. and Versant Side Fund II, L.P., or the Versant Funds, and is deemed to have shared voting and investment power over the shares held by the Versant Funds. Mr. Colella disclaims beneficial ownership of the shares held by the Versant Funds, except to the extent of his pecuniary interest therein.

(9)

Based solely upon (i) a Schedule 13G filed with the SEC on March 27, 2008 by Lehman Brothers Holdings Inc. (“Lehman Holdings”) on behalf of itself and certain of its affiliated entities (collectively, “Lehman”) reporting beneficial ownership of 1,685,253 shares as of March 17, 2008, and (ii) information subsequently provided to us by LB I Group Inc. (“LBI”) with respect to the beneficial ownership of our common stock by Lehman as of October 30, 2009 that updates certain of the information in the Schedule 13G. LBI is wholly-owned by Lehman ALI Inc. (“ALI”), which in turn is wholly-owned by Lehman Holdings. According to the Schedule 13G and such information subsequently provided to us, the shares listed in the table above consist of: 1,020,846 shares that LBI has the right to acquire through the exercise of warrants; 165,661 shares held by Lehman Brothers Healthcare Venture Capital L.P., the general partner of which is Lehman Brothers Healthcare Venture Capital Associates L.P., the general partner of which is LBI, each of which may be deemed to have shared voting and/or investment control over such shares; 142,858 shares held by Lehman Brothers Partnership Account 2000/2001, L.P., the general partner of which is LBI, each of which may be deemed to have shared voting and/or investment control over such shares; 37,050 shares held by Lehman Brothers Offshore Partnership Account 2000/2001 L.P., the general partner of which is Lehman Brothers Offshore Partnership GP 2000/2001 L.P., of which Lehman Brothers Offshore Partners Ltd. is the general partner and is wholly-owned by LBI, each of which may be deemed to have shared voting and/or investment control over such shares; 317,076 shares held by Lehman Brothers P.A., LLC, which is wholly-owned by Property Asset Management Inc., which is wholly-owned by ALI, each of which may be deemed to have shared voting and/or investment control over such shares; and 19 shares held by Lehman Brothers OTC Derivatives Inc. which is wholly-owned by Lehman Holdings, each of which may be deemed to have shared voting and/or investment control over such shares. Lehman Holdings may be deemed to have shared voting and/or investment control over all of such shares, and ALI may be deemed to have shared voting and/or investment control over 1,683,491 of such shares. Commencing on September 15, 2008, Lehman Holdings and certain of its affiliates commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Lehman Holdings continues to operate its business as a debtor in possession. On September 19, 2008, a proceeding was commenced under the Securities Investor Protection Act of 1970 (“SIPA”) with respect to Lehman Brothers Inc. A trustee appointed under SIPA is administering the estate of Lehman Brothers Inc. LBI has represented to us that to the best of its knowledge, the shares and warrants are currently in the possession of Lehman Brothers Inc. which does not have voting or investment power over the shares. A customer claim has been filed in Lehman Brothers Inc.’s SIPA proceeding with respect to such shares and warrants, but it remains unknown whether all or a portion of the shares or warrants will ultimately be distributed to any of Lehman Holdings or its affiliated entities on account of such claim. It is possible that the shares or warrants will be sold or otherwise distributed to third parties by the SIPA trustee in accordance with SIPA and orders of the United States Bankruptcy Court for the Southern District of New York. It is also possible that any shares or warrants returned by Lehman Brothers Inc. to Lehman Holdings or any of its affiliated entities could be transferred to claimants in connection with one or more plans of Lehman Holdings or its debtor affiliates pursuant to the Bankruptcy Code.

(10)

Consists of 1,529,684 shares and a warrant to acquire 91,975 shares held by Jazz Investors LLC. Beecken Petty O’Keefe & Company, LLC is the sole manager of Jazz Investors, LLC. Mr. O’Keefe is one of the member managers of Beecken Petty O’Keefe & Company, LLC and disclaims beneficial ownership of such shares. Mr. O’Keefe is a member of our Board of Directors. The address of Jazz Investors, LLC, Beecken Petty O’Keefe & Company, LLC and Mr. O’Keefe is 131 South Dearborn Street, Suite 2800, Chicago, IL 60603.

(11)	Includes 273,534 shares Mr. Cozadd has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009.
(12)	Dr. Saks resigned as our Chief Executive Officer and as a director effective April 3, 2009. Dr. Saks’ rights to acquire shares pursuant to any of his outstanding options expired on July 2, 2009.
(13)	Includes 273,534 shares Mr. Myers has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009.
(14)	Mr. Fust resigned as our Chief Financial Officer effective December 31, 2008. Mr. Fust’s rights to acquire shares pursuant to any of his outstanding options expired on March 31, 2009.
(15)	Includes 104,420 shares Ms. Gamble has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009.
(16)

Includes 22,500 shares Mr. Colella has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009 and the shares described in Note (8) above. Mr. Colella disclaims beneficial ownership of the shares described in Note (8) above, except to the extent of his pecuniary interest therein.

(17)

Includes 22,500 shares Mr. Cressey has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009 and the shares described in Note (7) above. Mr. Cressey disclaims beneficial ownership of the shares described in Note (7) above, except to the extent of his pecuniary interest therein.

(18)

Includes 2,500 shares Mr. Enright has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009, 5,258 shares issuable to Mr. Enright pursuant to our Directors Deferred Compensation Plan and the shares described in Note (5). Mr. Enright disclaims beneficial ownership of the shares described in Note (5) above.

(19)

Consists solely of shares issuable to Mr. Michelson pursuant to our Directors Deferred Compensation Plan. Mr. Michelson disclaims beneficial ownership of the shares described in Notes (3) and (4) above.

(20)	Consists solely of shares issuable to Mr. Momtazee pursuant to our Directors Deferred Compensation Plan. Mr. Momtazee disclaims beneficial ownership of the shares described in Notes (3) and (4) above.
(21)

Includes 22,500 shares Mr. O’Keefe has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009, 17,112 shares issuable to Mr. O’Keefe pursuant to our Directors Deferred Compensation Plan, and the shares described in Note (10) above. Mr. O’Keefe disclaims beneficial ownership of the shares described in Note (10) above, except to the extent of his pecuniary interest therein.

(22)

Includes 46,119 shares Mr. Sebulsky has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009 and 6,669 shares issuable to Mr. Sebulsky pursuant to our Directors Deferred Compensation Plan.

(23)

Includes 22,500 shares Dr. Tananbaum has the right to acquire pursuant to options exercisable within 60 days of October 1, 2009 and 1,403,129 shares and a warrant to acquire 84,365 shares held by Prospect Venture Partners II, L.P., and 21,366 shares and a warrant to acquire 1,285 shares held by Prospect Associates II, L.P. Dr. Tananbaum is a managing member of Prospect Management Co. II, L.L.C., which serves as the sole general partner of each of Prospect Venture Partners II, L.P. and Prospect Associates II, L.P., or the Prospect Funds. The managing members of Prospect Management Co. II, L.L.C. are deemed to have shared voting and investment power over the shares held by the Prospect Funds. Dr. Tananbaum disclaims beneficial ownership of the shares held by the Prospect Funds, except to the extent of his pecuniary interest therein.

(24)	Consists solely of shares issuable to Mr. Zilkha pursuant to our Directors Deferred Compensation Plan. Mr. Zilkha disclaims beneficial ownership of the shares described in Notes (3) and (4) above.
(25)

Includes 19,732,644 shares and warrants to purchase 2,064,656 shares held by entities affiliated with certain of our directors, 911,051 shares that certain of our executive officers and directors have the right to acquire within 60 days of October 1, 2009 through the exercise of options, and 81,120 shares issuable to our directors under our Directors Deferred Compensation Plan.

3